UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2013

BERRY PLASTICS GROUP, INC. (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	001-35672 (Commission File Number)	20-5234618 (I.R.S. Employer Identification No.)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904 (Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On March 20, 2013, Berry Plastics Group, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders approved the election of three returning directors to the Company’s Board of Directors each for a term of three years; the Company’s executive compensation on an advisory, non-binding basis; to hold the advisory vote on executive compensation every three years on an advisory, non-binding basis; and the ratification of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending September 28, 2013.  The proposals presented at the Annual Meeting are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on February 21, 2013.

As of the record date, there were 113,067,431 shares of common stock issued and outstanding and entitled to vote on each matter presented for vote at the Annual Meeting.  At the Annual Meeting, 107,156,811 shares of common stock, or 94.77% of the issued and outstanding shares of common stock entitled to vote, were represented in person or by proxy.  Those shares were voted as follows:

1.	The following individuals were nominated for election to the Company’s Board of Directors for terms of three years. All nominees were elected. The results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Donald C. Graham	88,641,042	15,222,165	3,293,604
David B. Heller	103,466,781	396,426	3,293,604
Carl J. “Rick” Rickertsen	103,525,216	337,991	3,293,604

2.	The Company’s stockholders approved on an advisory, non-binding basis, the Company’s executive compensation. The results were as follows:

Votes For	103,667,449
Votes Against	84,412
Abstain	111,346
Broker Non-Votes	3,293,604

3.	The Company’s stockholders approved on an advisory, non-binding basis, the holding of the advisory vote on executive compensation every three years. The results were as follows:

Three Years	80,272,277
Two Years	66,889
One Year	23,434,454
Abstain	89,587
Broker Non-Votes	3,293,604

On March 21, 2013, after consideration of these voting results and other factors, the Company’s Board of Directors determined that the Company will hold future advisory votes on executive compensation on a three-year frequency until the next advisory, non-binding vote on the frequency of advisory votes on executive compensation is conducted.

4.
The Company’s stockholders approved the ratification of Ernst & Young LLP as Berry's independent registered public accountants for the fiscal year ending September 28, 2013.  The results were as follows:

Votes For	107,127,913
Votes Against	10,903
Abstain	17,995

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS GROUP, INC.

Date: March 25, 2013 By: /s/ James M. Kratochvil
                       Name:   James M. Kratochvil
                       Title: Chief Financial Officer